UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2025

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in Item 5.07 below, at the 2025 annual meeting of stockholders of Daré Bioscience, Inc. (“Daré,” “we,” “us,” or “our”) (the “Meeting”), our stockholders approved an amendment to the Daré Bioscience, Inc. 2022 Stock Incentive Plan (the “2022 Plan Amendment”) to increase the number of shares available for issuance thereunder by 600,000. Our board of directors previously approved the 2022 Plan Amendment, subject to and effective upon approval of the 2022 Plan Amendment by our stockholders. A brief description of the terms and conditions of the 2022 Plan Amendment is in the section entitled “Proposal 4 – To Approve an Amendment to the Company’s 2022 Stock Incentive Plan” of the definitive proxy statement for the Meeting filed with the U.S. Securities and Exchange Commission on April 24, 2025 (the “Proxy Statement”), which description is incorporated herein by reference. A copy of the 2022 Plan Amendment is filed as an exhibit to this report and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 9, 2025, Daré reconvened the Meeting, which was originally convened on June 12, 2025 and adjourned without any business conducted due to lack of quorum. At the Meeting, four proposals were voted upon by our stockholders. The proposals are described in detail in the Proxy Statement. Below is a brief description of, and the final results of the votes for, each proposal.

Proposal 1: Each of the director nominees identified in the table below was elected as a Class II director to hold office until our 2028 annual meeting of stockholders, and until their respective successor is duly elected and qualified, by the votes set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gregory W. Matz, CPA	2,466,530	182,533	2,023,681
William H. Rastetter, Ph.D.	2,500,495	148,568	2,023,681
Robin J. Steele, J.D., L.L.M.	2,516,771	132,292	2,023,681

Proposal 2: Our stockholders ratified the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,522,791	106,137	43,817	—

Proposal 3: Our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,380,644	243,271	25,145	2,023,681

Proposal 4: Our stockholders approved the 2022 Plan Amendment by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,283,634	353,257	12,172	2,023,681

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Daré Bioscience, Inc. 2022 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: July 9, 2025	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

-3-